Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT #1

TO LICENSE AGREEMENT ID 2014-0052

Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 29th day of June, 2015 (“Amendment Effective Date”) amends the Master License Agreement entered into and effective as of July 1, 2013 and all subsequent Amendments (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE) with respect to the matters addressed in this Agreement.

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	The following Elected Eligible Disclosure is added to Schedule A of the AGREEMENT:

Title of Elected Eligible Disclosure:	Targeting the Cholecystokinin-B / Gastrin Receptor for Imaging and Therapy of Receptor Expressing Cells
PRF Reference Number for Elected Eligible Disclosure:	66125
Contributors of the Elected Eligible Disclosure:	Philip S. Low Charity Wayua
2.	The following Licensed Patents are added to Schedule A of the Agreement:

PRF Reference No.	Title of Application	Serial Number	Inventors	Filling Date	Country	Status
66125.P1.US	Development of Targeted Imaging Agents For Cholecystokinin 2 Receptor Expressing Cancers	61/602,831	Philip S. Low and Charity Wayua	2/24/2012	US	Converted
66125-02	Cholecystokinin B receptor targeting for imaging and therapy	PCT/US2013/027463	Philip S. Low and Charity Wayua	2/22/2013	WO	Nationalized
66125-03	Cholecystokinin B receptor targeting for imaging and therapy	14/380,273	Philip S. Low and Charity Wayua	8/21/2014	US	Filed

3.	[*].

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.	All other terms and conditions of the Agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte, Inc.

By: _/s/ Chad A. Pittman_______By: ___/s/ P. Ron Ellis_____

Chad A. Pittman, Vice PresidentP. Ron Ellis, President/CEO

Date: ___July 27, 2015_____ Date: ____July 22, 2015_______

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #2

TO LICENSE AGREEMENT ID 2014-0052

Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 18'" day of April, 2016 ("Amendment Effective Date”) amends the Master License Agreement entered into and effective as of July 1, 2013 and all subsequent Amendments (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE) with respect to the matters addressed in this Agreement.

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	The following Elected Eligible Disclosures are added to Schedule A of the AGREEMENT:

Title of Elected Eligible Disclosure:	[*]
PRF Reference Number for Elected Eligible Disclosure:	[*]
Contributors of the Elected Eligible Disclosure:	[*]

Title of Elected Eligible Disclosure:	[*]
PRF Reference Number for Elected Eligible Disclosure:	[*]
Contributors of the Elected Eligible Disclosure:	[*]

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.	The following Licensed Patents are added to Schedule A of the Agreement:

PRF Reference No.	Title of Application	Serial Number	Inventors	Filling Date	Conntry	Status
[*]	[*]	[*]	[*]	[*]	[*]	[*]

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte, Inc.

By: __/s/ Brooke Beier___By: __/s/ Eyal H. Barash_______

Brooke L. Beier, Ph.D.

Asst. Director of Business Development

Date: ___May 10, 2016___

Eyal H. Barash

Chief Intellectual Property Counsel

Date: ____May 10, 2016_____

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #3

TO LICENSE AGREEMENT ID 2014-0052

Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 18th  day of April, 2016 ("Amendment Effective Date") amends the Master License Agreement entered into and effective as of July l, 2013 and all subsequent Amendments (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE) with respect to the matters addressed in this Agreement.

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	The following Elected Eligible Disclosure is added to Schedule A of the AGREEMENT:

Title of Elected Eligible Disclosure:	[*]
PRF Reference Number for Elected Eligible Disclosure :	[*]
Contributors of the Elected Eligible Disclosure:	[*]

2.	The following Licensed Patents are added to Schedule A of the Agreement:

PRF Reference No.	Title of Application	Serial Number	Inventors	Filling Date	Country	Status
[*]	[*]	[*]	[*]	[*]	[*]	[*]

A1I other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written .

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Purdue Research FoundationEndocyte, Inc.

By: ___/s/ Brooke Beier_____              By: __/s/ Eyal H. Barash____

Brooke L. Beier, Ph.D.

Asst. Director of Business Development Date:     May 10, 2016

Eyal H. Barash

Chief Intellectual Property Counsel

Date: ______May 10, 2016_________________

Agreement 1D 2014-0052 Amendment #3

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #4

TO LICENSE AGREEMENT ID 2014-0052

Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 21st day of February 2017 (“Amendment Effective Date”) amends the Master License Agreement entered into and effective as of July 1, 2013 and all subsequent Amendments (hereinafter “Agreement”) between Purdue Research Foundation (hereinafter known as “PRF”) and Endocyte, Inc. (hereinafter known as “Endocyte”) with respect to the matters addressed in this Agreement.

WHEREAS, Purdue University continues to develop technologies and scientific advances in the laboratory of Professor Philip Low funded by Endocyte, Inc.; and

WHEREAS, Endocyte wishes to continue licensing such technologies and scientific advances under the Agreement,

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	Section 1.20 shall be replaced in its entirety with:

1.20 “Target” means (i) a cell surface receptor to which a Small Molecule Drug Conjugate(as defined in the MRA) is directed or (ii) a one or more of a tumor, macrophage or fibroblast (or any other naturally occurring) cell surface receptor for use with chimeric antigen receptor T-cell (“CAR-T”) constructs.  A non-limiting list of Targets is set forth in Exhibit I.

2.	Section 3.5 shall be added as follows:

3.5 Section 3.4 shall not apply to Validated Disclosures that only disclose Targets within  Section 1.20(ii).  Such milestones shall be developed using Commercially Reasonable Efforts by the Parties in good faith and shall be appended to this Agreement as Exhibit  2. Section 4.1.2 shall not apply to an Elected Eligible Disclosure (whether Validated or not) that is only directed to a Target within Section 1.20(ii).  Section 4.1.2 and 3.4 shall apply to such Disclosures that Endocyte has elected to timely add pursuant to the MRA as an Elected Eligible Disclosure for a Target under Section 1.20(i), in which case the Elected Eligible Disclosure for the Target under Section 1.20(i) shall be treated as a separate

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Elected Eligible Disclosure with the Election Date being the date Endocyte notifies PRF of its intention to begin its evaluation under Section 3.1.

3.	Section 1.7 is amended and restated as follows:

1.7 “Endocyte Contribution” means, with respect to an Eligible Disclosure, (i) use of materials by Purdue Personnel supplied by Endocyte to Purdue University pursuant to material transfer documentation between Endocyte and Purdue University or (ii) inventive contribution made entirely outside of Purdue University by an Endocyte employee. The Parties agree with respect to Eligible Disclosures directed to CAR-T Targets, for purposes of Section 4.2, and Section 1.7(i) notwithstanding, such Eligible Disclosures are deemed made with no Endocyte Contribution.

4.	The schedule in Section 4.2 of the Master License Agreement is amended to read as follows:

Gross Receipts	Licensed Technology covered by a Valid Claim with no Endocyte Contribution to underlying Eligible Disclosure	Licensed Technology covered by a Valid Claim with Endocyte Contribution to underlying Eligible Disclosure
[*]	[*]	[*]
[*]	[*]	[*]

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte, Inc.

By: ____/s/ Brooke Beier________By: ____/s/ Mike Sherman___

Mike Sherman

President & CEO

Date: ___3-2-2017________Date: ___2-23-17_______

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #5

TO LICENSE AGREEMENT ID 2014-0052

Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 22nd day of February 2017 (“Amendment Effective Date”) amends the Master License Agreement entered into and effective as of July 1, 2013 and all subsequent Amendments (hereinafter “Agreement”) between Purdue Research Foundation (hereinafter known as “PRF”) and Endocyte, Inc. (hereinafter known as “Endocyte”) with respect to the matters addressed in this Agreement.

WHEREAS, Purdue University continues to develop technologies and scientific advances in the laboratory of Professor Philip Low funded by Endocyte, Inc.; and

WHEREAS, Endocyte wishes to continue licensing such technologies and scientific advances under the Agreement,

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	The following Elected Eligible Disclosure is added to Schedule A for a Target under Section 1.20(ii):

Title of Elected Eligible Disclosure	Folate-Based Chimeric Antigen Receptor (CAR) T-Cells as Anti-Cancer Therapeutics
PRF Reference Number of Elected Eligible Disclosure	66212
Contributors of the Elected Eligible Disclosure	P. Low, H. Chu, and Y. Lee

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.	The following Licensed Patents are added to Schedule A of the Agreement for a Target under Section 1.20(ii).

PRF Ref #	Title of Application	Application Number	Invcntors	Filing Date	Country	Status
66212-01	Adoptive Cell Therapy Using Chimeric Antigen Receptor expressing T Cells for the Treatment of Cancers	61/740,384	P. Low	Dec. 20, 2012	United States (Provisional)	Converted
66212-02	CHIMERIC ANTIGEN RECEPTOR-EXPRESSING T CELLS AS ANTI-CANCER THERAPEUTICS	PCT/US2013/076986	P. Low, H. Chu, and Y. Lee	Dec. 20, 2013	PCT	Nationalized
66212-03	CHIMERIC ANTIGEN RECEPTOR-EXPRESSING T CELLS AS ANTI-CANCER THERAPEUTICS	14/654,227	P. Low, H. Chu, and Y. Lee	June 19, 2015	United States (Non-provisional)	Abandoned
	CHIMERIC ANTIGEN RECEPTOR-EXPRESSING T CELLS AS ANTI-CANCER THERAPEUTICS	15/296,666	P. Low, H. Chu, and Y. Lee	Oct. 8, 2016	United States (Non-provisional)	Pending
66212-04	CHIMERIC ANTIGEN RECEPTOR-EXPRESSING T CELLS AS ANTI-CANCER THERAPEUTICS	European Patent Application No. 13 864 097.4	P. Low, H. Chu, and Y. Lee	Dec. 20. 2013	Europe	Pending

3.	Endocyte shall pay PRF $[*] to fulfill the Validate Disclosure Fee within 30 days of Amendment Execution Date.

All other terms and conditions of the original agreement remain unchanged and in effect.

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte, Inc.

By: ___/s/ Brooke Beier_____By: ____/s/ Mike Sherman_____

Mike Sherman

President & CEO

Date: __3-2-2017______             Date: _____2-23-17________

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #6

TO LICENSE AGREEMENT ID 2014-0052

Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 22nd day of February 2017 (“Amendment Effective Date”) amends the Master License Agreement entered into and effective as of July 1, 2013 and all subsequent Amendments (hereinafter “Agreement”) between Purdue Research Foundation (hereinafter known as “PRF”) and Endocyte, Inc. (hereinafter known as “Endocyte”) with respect to the matters addressed in this Agreement.

WHEREAS, Purdue University continues to develop technologies and scientific advances in the laboratory of Professor Philip Low funded by Endocyte, Inc.; and

WHEREAS, Endocyte wishes to continue licensing such technologies and scientific advances under the Agreement,

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	The following Elected Eligible Disclosure is added to Schedule A of the Agreement for a Target under Section 1.20(ii).

Title of Elected Eligible Disclosure	[*]
PRF Reference Number of Elected Eligible Disclosure	[*]
Contributors of the Elected Eligible Disclosure	[*]

2.	The following Licensed Patents are added to Schedule A of the Agreement for a Target under Section 1.20(ii).
PRF Ref #	Title	App #	Inventors	Filing Date	Country	Status
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*}

All other terms and conditions of the original agreement remain unchanged and in effect.

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte, Inc.

By: _____/s/ Brooke Beier_____By: __/s/ Mike Sherman___

Mike Sherman

President & CEO

Date: ____3-2-2017______Date: ___2-23-17____

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #7

TO LICENSE AGREEMENT ID 2014-0052

Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 22nd day of February 2017 (“Amendment Effective Date”) amends the Master License Agreement entered into and effective as of July 1, 2013 and all subsequent Amendments (hereinafter “Agreement”) between Purdue Research Foundation (hereinafter known as “PRF”) and Endocyte, Inc. (hereinafter known as “Endocyte”) with respect to the matters addressed in this Agreement.

WHEREAS, Purdue University continues to develop technologies and scientific advances in the laboratory of Professor Philip Low funded by Endocyte, Inc.; and

WHEREAS, Endocyte wishes to continue licensing such technologies and scientific advances under the Agreement,

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	The following Elected Eligible Disclosure is added to Schedule A of the Agreement for a Target under Section 1.20(ii).

Title of Elected Eligible Disclosure	Design and Development of Neurokinin-1 Receptor Targeted Small Molecule Drug Conjugates on Cancers
PRF Reference Number of Elected Eligible Disclosure	66862
Contributors of the Elected Eligible Disclosure	P. Low and A. Kanduluru

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.	The following Licensed Patents are added to Schedule A of the Agreement for a Target under Section 1.20(ii).

PRF Ref #	Title	App #	Inventors	Filing Date	Country	Status
66862-01	Design and Development of Neurokinin-1 Receptor-Binding Agent Delivery Conjugates	62/035,423	Philip Low Ananda K. Kanduluru	Aug. 9, 2014	United States (Provisional)	Converted
66862-02	Design and Development of Neurokinin-1 Receptor-Binding Agent Delivery Conjugates	62/035,427	Philip Low Ananda K. Kanduluru	Aug. 9, 2014	United States (Provisional)	Converted
66862-03	Design and Development of Neurokinin-1 Receptor-Binding Agent Delivery Conjugates	PCT/US2015/44229	Philip Low Ananda K. Kanduluru	Aug. 7, 2015	PCT	Published

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte, Inc.

By: ___/s/ Brooke Beier______By: __/s/ Mike Sherman ______

Mike Sherman

President & CEO

Date: ____3-2-2017_____Date: ______2-23-17____

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #8

TO LICENSE AGREEMENT ID 2014-0052

Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 22nd day of February 2017 (“Amendment Effective Date”) amends the Master License Agreement entered into and effective as of July 1, 2013 and all subsequent Amendments (hereinafter “Agreement”) between Purdue Research Foundation (hereinafter known as “PRF”) and Endocyte, Inc. (hereinafter known as “Endocyte”) with respect to the matters addressed in this Agreement.

WHEREAS, Purdue University continues to develop technologies and scientific advances in the laboratory of Professor Philip Low funded by Endocyte, Inc.; and

WHEREAS, Endocyte wishes to continue licensing such technologies and scientific advances under the Agreement,

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	The following Elected Eligible Disclosure is added to Schedule A of the Agreement for a Target under Section 1.20(ii).

Title of Elected Eligible Disclosure	Targeting the Cholecystokinin-B/Gastrin Receptor for Imaging and Therapy of Receptor Expressing Cells
PRF Reference Number of Elected Eligible Disclosure	66125
Contributors of the Elected Eligible Disclosure	P. Low and C. Wayua

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.	The following Licensed Patents are added to Schedule A of the Agreement for a Target under Section 1.20(ii).

PRF Ref #	Title	App #	Inventors	Filing Date	Country	Status
66125.P1.US	Development of Targeted Agents for Cholecystokinin 2 Receptor Expressing Cancers	61/602,831	Philip S. Low Charity Wayua	Feb. 24, 2012	United States (Provisional)	Converted
66125-02	Cholecystokinin B Receptor Targeting for Imaging and Therapy	PCT/US2013/027463	Philip S. Low Charity Wayua	Feb. 22, 2013	PCT	Nationalized
66125-03	Cholecystokinin B Receptor Targeting for Imaging and Therapy	14/380,273	Philip S. Low Charity Wayua	Aug. 21, 2014	United States (Non-provisional)	Pending

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte, Inc.

By: ___/s/ Brooke Beier_By: ______/s/ Mike Sherman___

Mike Sherman

President & CEO

Date: ___3-2-2017______Date: __2-23-17___

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.